SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

DUE NOVEMBER 5, 2007

MedQuist Inc. (Pink Sheets: MEDQ) previously announced on October 15, 2007 that it intends to hold its 2007 annual meeting of shareholders within thirty days of the date on which a definitive proxy statement is mailed to its shareholders in order to, among other things, elect individuals to serve on MedQuist’s Board of Directors.

Shareholders who wish to have a proposal considered for inclusion in the MedQuist proxy statement for this annual meeting must send their proposal to MedQuist so that it is received no later than November 5, 2007. Any shareholder proposal must comply with the requirements established by the Securities and Exchange Commission (SEC) in order to be included in the proxy statement. In addition, any shareholder wishing to nominate a candidate for director at this annual meeting must submit such nomination and any other information required by Section 4.8 of MedQuist’s Amended and Restated By-laws, so that it is received no later than November 5, 2007. Shareholder proposals and nominations should be directed to the Secretary of MedQuist, Inc. at 1000 Bishops Gate Blvd., Suite 300, Mount Laurel, New Jersey 08054-4632.

NOTICE TO SHAREHOLDERS:

In connection with MedQuist’s upcoming annual meeting of shareholders, it will be filing a proxy statement and potentially other relevant documents concerning the annual meeting with the SEC. BEFORE MAKING ANY DECISION REGARDING ANY OF THE BUSINESS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING, SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations, MedQuist Inc., 1000 Bishops Gate Blvd., Suite 300, Mt. Laurel, NJ 08054. In addition, documents filed with the SEC will be available at no charge on the SEC’s website at www.sec.gov. MedQuist and its executive officers and directors may, under SEC rules, be deemed to be participants in the solicitation of proxies from shareholders in connection with the upcoming annual meeting. Certain information about such individuals (including their ownership of shares of our common stock) is set forth in MedQuist’s Annual Report on Form 10-K for the year ended December 31, 2006, which is available free of charge from MedQuist and the SEC as indicated above.

About MedQuist:

MedQuist is a leading provider of clinical documentation workflow solutions in support of the electronic health record. MedQuist provides electronic medical transcription, health information and document management products and services, including digital dictation, speech recognition, Web- based transcription, electronic signature, medical coding, mobile dictation devices, and outsourcing services.

Disclosure Regarding Forward-Looking Statements:

Some of the statements in this Press Release constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are not historical facts but rather are based on MedQuist’s current expectations, estimates and projections regarding our business, operations and other factors relating thereto. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates” and similar expressions are used to identify these forward-looking statements. The forward-looking statements contained in this Press Release include, without limitation, statements about the timing of making filings with the SEC related to an upcoming annual meeting of shareholders as well as statements regarding the timing of holding such meeting. These statements are only predictions and as such are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. For a discussion of these risks, uncertainties and assumptions, any of which could cause MedQuist’s actual results to differ from those contained in the forward-looking statement, see the section of MedQuist’s Annual Report on Form 10-K for the year ended December 31, 2006, entitled “Risk Factors” and discussions of potential risks and uncertainties in MedQuist’s subsequent filings with the SEC.

SOURCE MedQuist Inc.
10/24/2007
CONTACT: Kathleen Donovan, Chief Financial Officer of MedQuist Inc.
+1-856-206-4000